Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure
Goodwill And Other Intangible Assets	Note 15 – Goodwill and other intangible assetsThe changes in the carrying amount of goodwill for the year ended December 31, 2021, allocated by reportable segments, were as follows (refer to Note 37 for the definition of the Corporation’s reportable segments):
2021

	Balance at	Goodwill on	Balance at
(In thousands)	January 1, 2021	acquisition	December 31,2021
Banco Popular de Puerto Rico	$320,248	$-	$320,248
Popular U.S.	350,874	49,171	400,045
Total Popular, Inc.	$671,122	$49,171	$720,293
The goodwill recognized during the year ended December 31, 2021 in the reportable segment of Popular U.S. of $49 million was related to the K2 Transaction. Refer to Note 4, Business combination, for additional information related to the K2 Transaction, including the goodwill and other intangible assets recognized.There were no changes in the carrying amount of goodwill for the year ended December 31, 2020.

At December 31, 2021, the Corporation had $0.7 million of identifiable intangible assets with indefinite useful lives, compared to $6.1 million at December 31, 2020, due to the recognition of an impairment loss of $5.4 million associated with a trademark.

The following table reflects the components of other intangible assets subject to amortization:

	Gross		Net
	Carrying	Accumulated	Carrying
(In thousands)	Amount	Amortization	Value
December 31, 2021
Core deposits	$12,810	$8,754	$4,056
Other customer relationships	14,286	2,883	11,403
Total other intangible assets	$27,096	$11,637	$15,459
December 31, 2020
Core deposits	$12,810	$7,473	$5,337
Other customer relationships	26,397	15,684	10,713
Trademark	488	236	252
Total other intangible assets	$39,695	$23,393	$16,302

During the year ended December 31, 2021, $15.0 million in other customer relationships became fully amortized and thus were removed from the Corporation’s intangibles assets, from which $14.2 million were recognized as part of the purchase of the American Airlines co-branded credit card portfolio during 2011.

During the year ended December 31, 2021, the Corporation recognized $ 9.1 million in amortization expense related to other intangible assets with definite useful lives, which includes the previously mentioned $5.4 million impairment loss (2020 - $ 6.4 million; 2019 - $9.4 million).

The following table presents the estimated amortization of the intangible assets with definite useful lives for each of the following periods:

(In thousands)
Year 2022	$3,299
Year 2023	3,179
Year 2024	2,938
Year 2025	1,750
Year 2026	1,416
Later years	2,877

Results of the Annual Goodwill Impairment Test

The Corporation’s goodwill and other identifiable intangible assets having an indefinite useful life are tested for impairment, at least annually and on a more frequent basis if events or circumstances indicate impairment could have taken place. Such events could include, among others, a significant adverse change in the business climate, an adverse action by a regulator, an unanticipated change in the competitive environment and a decision to change the operations or dispose of a reporting unit.

Management monitors events or changes in circumstances between annual tests to determine if these events or changes in circumstances would more likely than not reduce the fair value of its reporting units below their carrying amounts.

The Corporation performed the annual goodwill impairment evaluation for the entire organization during the third quarter of 2021 using July 31, 2021 as the annual evaluation date. The reporting units utilized for this evaluation were those that are one level below the business segments, which are the legal entities within the reportable segment. The Corporation follows push-down accounting, as such all goodwill is assigned to the reporting units when carrying out a business combination.

In determining the fair value of each reporting unit, the Corporation generally uses a combination of methods, including market price multiples of comparable companies and transactions, as well as discounted cash flow analysis. Management evaluates the particular circumstances of each reporting unit in order to determine the most appropriate valuation methodology and the weights applied to each valuation methodology, as applicable. The Corporation evaluates the results obtained under each valuation methodology to identify and understand the key value drivers in order to ascertain that the results obtained are reasonable and appropriate under the circumstances. Elements considered include current market and economic conditions, developments in specific lines of business, and any particular features in the individual reporting units.

The computations require management to make estimates and assumptions. Critical assumptions that are used as part of these evaluations include:

• a selection of comparable publicly traded companies, based on nature of business, location and size;

• a selection of comparable acquisitions;

• the discount rate applied to future earnings, based on an estimate of the cost of equity;

• the potential future earnings of the reporting unit; and

• the market growth and new business assumptions.

For purposes of the market comparable companies’ approach, valuations were determined by calculating average price multiples of relevant value drivers from a group of companies that are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit. Management uses judgment in the determination of which value drivers are considered more appropriate for each reporting unit. Comparable companies’ price multiples represent minority-based multiples and thus, a control premium adjustment is added to the comparable companies’ market multiples applied to the reporting unit’s value drivers. For purposes of the market comparable transactions’ approach, valuations had been previously determined by the Corporation by calculating average price multiples of relevant value drivers from a group of transactions for which the target companies are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit.

For purposes of the discounted cash flows (“DCF”) approach, the valuation is based on estimated future cash flows. The financial projections used in the DCF valuation analysis for each reporting unit are based on the most recent (as of the valuation date) financial projections presented to the Corporation’s Asset / Liability Management Committee (“ALCO”). The growth assumptions included in these projections are based on management’s expectations for each reporting unit’s financial prospects considering economic and industry conditions as well as particular plans of each entity (i.e. restructuring plans, de-leveraging, etc.). The cost of equity used to discount the cash flows was calculated using the Ibbotson Build-Up Method and ranged from 11.34% to15.13 % for the 2021 analysis. The Ibbotson Build-Up Method builds up a cost of equity starting with the rate of return of a “risk-free” asset (20-year U.S. Treasury note) and adds to it additional risk elements such as equity risk premium, size premium, industry risk premium, and a specific geographic risk premium (as applicable). The resulting discount rates were analyzed in terms of reasonability given the current market conditions.

No impairment was recognized by the Corporation from the annual test as of July 31, 2021. The results of the BPPR annual goodwill impairment test as of July 31, 2021 indicated that the average estimated fair value using all valuation methodologies exceeded BPPR’s equity value by approximately $1.5 billion or 50% compared to $282 million or 9%, for the annual goodwill impairment test completed as of July 31, 2020. PB’s annual goodwill impairment test results as of such dates indicated that the average estimated fair value using all valuation methodologies exceeded PB’s equity value by approximately $412 million or 24%, compared to $215 million or 13%, for the annual goodwill impairment test completed as of July 31, 2020. The goodwill balance of BPPR and PB, as legal entities, represented approximately 91% of the Corporation’s total goodwill balance as of the July 31, 2021 valuation date.

Furthermore, as part of the analyses, management performed a reconciliation of the aggregate fair values determined for the reporting units to the market capitalization of the Corporation concluding that the fair value results determined for the reporting units in the July 31, 2021 annual assessment were reasonable.

The goodwill impairment evaluation process requires the Corporation to make estimates and assumptions with regard to the fair value of the reporting units. Actual values may differ significantly from these estimates. Such differences could result in future impairment of goodwill that would, in turn, negatively impact the Corporation’s results of operations and the reporting units where the goodwill is recorded. Declines in the Corporation’s market capitalization and adverse economic conditions sustained over a longer period of time negatively affecting forecasted cash flows could increase the risk of goodwill impairment in the future.

The extent to which the COVID-19 pandemic further impacts our business, results of operations and financial condition, as well as the operations of our clients, customers, service providers and suppliers, will depend on future developments, which are highly uncertain and is difficult to predict, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response thereto. A decline in the Corporation’s stock price related to global and/or regional macroeconomic conditions, the continued weakness in the Puerto Rico economy and fiscal situation, reduced future earnings estimates, additional expenses and higher credit losses, and the continuance of the current interest rate environment could, individually or in the aggregate, have a material impact on the determination of the fair value of our reporting units, which could in turn result in an impairment of goodwill in the future. An impairment of goodwill would result in a non-cash expense, net of tax impact. A charge to earnings related to a goodwill impairment would not impact regulatory capital calculations.

The following tables present the gross amount of goodwill and accumulated impairment losses by reportable segments.

December 31, 2021
	Balance at		Balance at
	December 31,	Accumulated	December 31,
	2021	impairment	2021
(In thousands)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$324,049	$3,801	$320,248
Popular U.S.	564,456	164,411	400,045
Total Popular, Inc.	$888,505	$168,212	$720,293
December 31, 2020
	Balance at		Balance at
	December 31,	Accumulated	December 31,
	2020	impairment	2020
(In thousands)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$324,049	$3,801	$320,248
Popular U.S.	515,285	164,411	350,874
Total Popular, Inc.	$839,334	$168,212	$671,122